Line of Credit	9 Months Ended
Sep. 30, 2015
Line Of Credit [Abstract]
Line of Credit

3. Line of Credit

We have a revolving secured Loan Facility with CapitalSource Business Finance Group (previously known as BFI Business Finance) (“CapitalSource”), pursuant to which we, through our Subsidiaries, may borrow a maximum aggregate amount of up to $2.0 million, subject to satisfaction of certain conditions. We originally entered into this Loan Facility on December 27, 2013, and amended and renewed it for an additional year as of December 27, 2014.

Under this Loan Facility, we may periodically request advances equal to the lesser of: (a) $2.0 million, or (b) the Borrowing Base which is, in the following priority, the sum of: (i) 85% of eligible U.S. accounts receivable, plus (ii) 35% of finished goods inventory not to exceed $300,000, plus (iii) 50% of eligible Canadian accounts receivable not to exceed $300,000, subject to any reserve amount established by CapitalSource. As of September 30, 2015, our eligible borrowing base was approximately $1.6 million, of which we had drawn down $329,000. Advances under the Loan Facility bear interest at the prime rate plus 2%, where prime may not be less than 4%, and a loan fee of 0.15% on the daily loan balance is payable to CapitalSource on a monthly basis. The Loan Facility, as amended in December 2014, provides for a minimum cumulative amount of interest of $30,000 per year to be paid to CapitalSource, regardless of whether or not we draw on the Loan Facility. The Loan Facility has a term of one year which automatically extends for successive one year terms unless either party gives at least 30 days' prior written notice of its intent to terminate the Loan Facility at the end of the then current term, with an annual fee of $15,000. CapitalSource has the right to terminate the Loan Facility at any time upon 120 days’ prior written notice. All present and future obligations of the Subsidiaries arising under the Loan Facility are guaranteed by us and are secured by a first priority security interest in all of our assets. The Loan Facility contains customary representations and warranties as well as affirmative and negative covenants. As of September 30, 2015,  we were in compliance with all covenants under the Loan Facility.

We drew on our Loan Facility during the quarter with a balance of $329,000 as of September 30, 2015. The draws on the Loan Facility were used to fulfill short-term working capital needs to avoid foreign exchange losses from transferring funds from our Canadian operations to the U.S. operations. We will continue to utilize the Loan Facility, as needed, for working capital needs in the future.